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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------


         Date of Report (Date of earliest event reported): May 13, 2004


                        PROVIDENT BANKSHARES CORPORATION
               (Exact name of registrant as specified in charter)


       MARYLAND                     0-16421                     52-1518642
    (State or other             (Commission File               (IRS Employer
    jurisdiction of                 Number)                 Identification No.)
    incorporation)


              114 EAST LEXINGTON STREET, BALTIMORE, MARYLAND 21202 (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (410) 277-7000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEMS 1, 2, 3, 4, 5, 6, 8, 10, 11 AND 12.   NOT APPLICABLE.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS
           ---------------------------------

           Exhibit 99.1      Press Release dated May 13, 2004

ITEM 9.    REGULATION FD DISCLOSURE
           ------------------------

         On May 13, 2004, Provident Bankshares Corporation, the parent company of Provident Bank, announced the sale of three banking offices in southeastern Virginia and in North Carolina. Pursuant to Regulation FD, the press release announcing the sale is attached hereto as Exhibit 99.1.









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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PROVIDENT BANKSHARES CORPORATION



                                            /s/ Gary N. Geisel
                                            -----------------------------------
                                            Gary N. Geisel
                                            Chairman of the Board and
                                            Chief Executive Officer

Date:  May 17, 2004








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                                  EXHIBIT INDEX
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EXHIBIT NO.                             DESCRIPTION
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   99.1                                 Press Release dated May 13, 2004






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